UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2008

CTC MEDIA, INC.

(Exact name of registrant as specified in charter)

Delaware	000-52003	58-1869211
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pravda Street, 15A Moscow, Russia		125124
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   ☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   ☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   ☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   ☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

This Form 8-K/A is being filed to correct financial guidance information that was incorrectly reported in Exhibit 99.1 (the “Press Release”) to CTC Media, Inc.’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on July 29, 2008.  The following corrections were made to the guidance on CTC Media, Inc.’s consolidated OIBDA for the year ending December 31, 2008 set out on Attachment A to the Press Release:

•                  Projected OIBDA for the year ending December 31, 2008 is $297,000,000 rather than $286,875,000; and

•                  Projected operating income for the year ending December 31, 2008 is $284,543,000 rather than $274,418,000.

A copy of the revised Press Release is attached as Exhibit 99.1 to this report.

The information contained in this Current Report on Form 8-K, including the Exhibit attached hereto, is being furnished under Item 2.02 and shall not be deemed ‘‘filed’’ for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits

(d)     Exhibits

99.1	Press release dated July 29, 2008, relating to the Company’s financial results for the three-month and six-month periods ended June 30, 2008 (Revised).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: August 1, 2008	By:	/s/ Boris Podolsky
	Name:	Boris Podolsky
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated July 29, 2008, relating to the Company’s financial results for the three-month and six-month periods ended June 30, 2008 (Revised).